UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2014

j2 Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6922 Hollywood Blvd.

Suite 500

Los Angeles, California 90028

(Address of principal executive offices)

(323) 860-9200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As discussed below, effective June 10, 2014, j2 Global, Inc., a Delaware corporation (formerly named j2 Global Holdings, Inc., the “Holding Company”), became the successor issuer to j2 Cloud Services, Inc., a Delaware corporation (formerly named j2 Global, Inc., a Delaware corporation, the “Predecessor”).

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Holding Company Reorganization

On June 10, 2014, the Predecessor completed a corporate reorganization (the “Holding Company Reorganization”) pursuant to which the Predecessor became a direct, wholly owned subsidiary of a new public holding company, the Holding Company. The Holding Company Reorganization was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporations.

In accordance with Section 251(g) of the DGCL, j2 Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and an indirect, wholly owned subsidiary of the Predecessor, merged with and into the Predecessor, with the Predecessor surviving the merger as a direct, wholly owned subsidiary of the Holding Company (the “Merger”). The Merger was completed pursuant to the terms of an Agreement and Plan of Merger among the Predecessor, the Holding Company and Merger Sub, dated June 10, 2014 (the “Merger Agreement”).

At the effective time of the Merger and in connection with the Holding Company Reorganization, all outstanding shares of common stock and preferred stock of the Predecessor were automatically converted into identical shares of common stock or preferred stock, as applicable, of the Holding Company on a one-for-one basis, and the Predecessor’s existing stockholders and other equity holders became stockholders and equity holders, as applicable, of the Holding Company in the same amounts and percentages as they were in the Predecessor prior to the Holding Company Reorganization.

In connection with the Holding Company Reorganization, the Predecessor changed its name from “j2 Global, Inc.” to “j2 Cloud Services, Inc.” and the Holding Company changed its name from “j2 Global Holdings, Inc.” to “j2 Global, Inc.”

The executive officers and board of directors of the Holding Company are the same as those of the Predecessor in effect immediately prior to the Holding Company Reorganization.

Upon consummation of the Merger, the Holding Company’s common stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), the Holding Company is the successor issuer to the Predecessor.

The Merger constituted a change in control for purposes of the Indenture between the Predecessor and the U.S. Bank National Association, dated July 26, 2012, relating to the Predecessor’s 8.000% Senior Notes due 2020 (the “j2 Cloud Indenture”). Accordingly, in accordance with the terms of the j2 Cloud Indenture, within thirty days of the Merger the Predecessor will be required to make an offer to purchase all outstanding Predecessor Notes at a purchase price equal to 101% of the principal amount of such notes.

The foregoing description of the Merger Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and incorporated by reference herein.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The Holding Company has entered into a first supplemental indenture (the “Supplemental Indenture”), dated June 10, 2014, with the Predecessor and U.S. Bank National Association, as Trustee. By the terms of the First Supplemental Indenture, the Holding Company provided a guarantee of the Predecessor’s 8.000% Senior Notes due 2020.

The foregoing description of the Supplemental Indenture set forth in this Item 2.03 is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is attached as Exhibit 4.2 hereto and incorporated by reference herein.

ITEM 2.04.	TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The Holding Company has adopted all of the active stockholder-approved stock plans of the Predecessor, including those in which its named executive officers may participate (the “Plans”) and any employment agreements previously entered into by the Predecessor. Outstanding equity-based awards under the Plans were converted to equity-based awards with respect to common stock of the Holding Company. The related assignment agreement is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 5.02.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Prior to the date hereof, the Holding Company adopted a certificate of incorporation (the “Certificate”) and bylaws (the “Bylaws”) that are identical to the certificate of incorporation and bylaws of the Predecessor immediately prior to the Holding Company Reorganization, except for certain amendments that are permissible under Section 251(g)(4) of the DGCL. Subsequent to the Holding Company Reorganization and as contemplated in the Merger Agreement, the Holding Company filed an amendment to its Certificate to change its name to “j2 Global, Inc.” The Holding Company has the same authorized capital stock and the designations, rights, powers and preferences of such capital stock, and the qualifications, limitations and restrictions thereof are the same as that of the Predecessor’s capital stock immediately prior to the Holding Company Reorganization.

The Certificate and the Bylaws of the Holding Company are attached hereto as Exhibits 3.1 and 4.1, respectively, and are incorporated by reference into this Item 5.03.

ITEM 8.01.	OTHER EVENTS

The common stock of the Holding Company will commence trading on the NASDAQ Global Select Market on June 11, 2014 under the symbol “JCOM” under which the common stock of the Predecessor was previously listed and traded. As a result of the Holding Company Reorganization, the common stock of the Predecessor will no longer be publicly traded.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 10, 2014, by and among j2 Global, Inc., j2 Global Holdings, Inc. and j2 Cloud Services, Inc.

3.1	Amended and Restated Certificate of Incorporation of j2 Global, Inc.

3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of j2 Global Holdings, Inc.

4.1	Bylaws of j2 Global, Inc.

4.2	First Supplemental Indenture, dated as of June 10, 2014, among j2 Cloud Services, Inc., j2 Global, Inc. and U.S. Bank National Association as Trustee.

10.1	Assumption Agreement, dated June 10, 2014, between j2 Global, Inc. and j2 Cloud Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc. (Registrant)

Date: June 10, 2014	By:	/s/ Jeffrey D. Adelman
Jeffrey D. Adelman Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 10, 2014, by and among j2 Global, Inc., j2 Global Holdings, Inc. and j2 Cloud Services, Inc.

3.1	Amended and Restated Certificate of Incorporation of j2 Global, Inc.

3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of j2 Global Holdings, Inc.

4.1	Bylaws of j2 Global, Inc.

4.2	First Supplemental Indenture, dated as of June 10, 2014, among j2 Cloud Services, Inc., j2 Global, Inc. and U.S. Bank National Association as Trustee.

10.1	Assumption Agreement, dated June 10, 2014, between j2 Global, Inc. and j2 Cloud Services, Inc.